Exhibit 10.3

THIS WARRANT, AND THE SECURITIES FOR WHICH THIS WARRANT MAY BE EXERCISED, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES, OR “BLUE SKY,” LAWS OF ANY STATE OR OTHER DOMESTIC OR FOREIGN JURISDICTION. THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION AND NEITHER THIS WARRANT NOR ANY INTEREST HEREIN, OR IN THE SECURITIES FOR WHICH THIS WARRANT MAY BE EXERCISED, MAY BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO A REGISTRATION STATEMENT IN EFFECT UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO SECURITY BANK CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE FOR SUCH TRANSACTIONS UNDER THE SECURITIES ACT.

THIS WARRANT MAY NOT BE SOLD, TRANSFERRED OTHERWISE DISPOSED OF EXCEPT AS SPECIFIED IN SECTION 3.3 HEREOF.

WARRANT TO PURCHASE

SHARES OF COMMON STOCK

OF

SECURITY BANK CORPORATION

DATE OF INITIAL ISSUANCE: April     , 2008

THIS CERTIFIES THAT, for value received,                              (the “Holder”) is entitled to purchase, subject to the exercise and other provisions of this Warrant (including any Warrants issued in exchange, transfer or replacement hereof, the “Warrant”), from Security Bank Corporation (the “Company”) at any time prior to the 10th anniversary of the issuance of this Warrant, up to                  shares (as such number of shares may be adjusted in accordance with Section 2 hereof, the “Warrant Shares”) of the Company’s common stock, $1.00 par value per share (the “Common Stock”), at any time and from time to time, in whole or in part, at an exercise price per share of $6.58 (subject to adjustment as provided in Section 2 hereof, the “Exercise Price”) per Warrant Share. The Holder may also, at any time and from time to time, in whole or in part, exercise this Warrant pursuant to a “Cashless Exercise” or a “Note Exchange,” as defined and provided in Sections 1.3(b) and 1.3(c) below, respectively. This Warrant shall expire at 5:00 P.M. Eastern Time on the tenth anniversary of the issuance of this Warrant (the “Expiration Time”). This Warrant is granted in connection with and pursuant to, and is entitled to the benefits of, the Subordinated Note and Securities Purchase Agreement, dated as of April     ,

2008, by and among the Company, Security Interim Holding Corporation, a wholly owned subsidiary of the Company (“SIHC”), and the investors named therein (the “Purchase Agreement”).

SECTION 1. EXERCISE OF WARRANT.

1.1. Vesting. The Holder’s rights under this Warrant are fully vested as of the date hereof.

1.2. Exercisability. This Warrant is exercisable, in whole or in part, as of the date hereof and until the Expiration Time; provided, however, that the Holder shall not be entitled to exercise any portion of this Warrant if, as a result of the exercise of such portion, the Holder would hold more than 9.9% of the voting interest in the Company.

1.3. Procedure for Exercise of Warrant.

(a) Cash Exercise. The Holder may exercise this Warrant in whole or in part by delivering to the Company at any time prior to the Expiration Time: (i) a completed and signed Notice of Exercise, as attached hereto as Schedule A (including the Substitute Form W-9, which forms a part thereof, the “Notice of Exercise”); (ii) cash in an amount equal to the product of (x) the Exercise Price (as this may be adjusted pursuant to Section 2 hereof), and (y) the number of Warrant Shares being purchased pursuant to such Notice of Exercise (such product, the “Aggregate Exercise Price”); and (iii) this Warrant to the following address:

Security Bank Corporation

4219 Forsyth Road

Macon, Georgia 31208

Attention: Corporate Secretary

Upon payment in good collected funds of the Aggregate Exercise Price (rounded up to the nearest dollar) for the Warrant Shares being purchased, the Holder shall be deemed to be the holder of record of such Warrant Shares for all purposes, notwithstanding that the stock transfer books of the Company may then be closed or that certificates representing such Warrant Shares have not been issued or delivered to the Holder.

The Company shall, as promptly as practicable after completion of the actions specified in this Section 1.3(a), cause to be executed, and shall deliver to the Holder, a certificate representing the aggregate number of Warrant Shares specified in the Notice of Exercise. Each certificate for shares of Common Stock so delivered shall be in such denomination as may be requested by the Holder and shall be registered in the name of the Holder. If this Warrant shall have been exercised only in part, then the Company shall, at the time of delivery of said certificate or certificates, also deliver to the Holder a new Warrant evidencing the remaining outstanding unexercised balance of Warrant Shares. The Company shall pay all expenses, stock transfer taxes and other charges payable in connection with the preparation, execution and delivery of such certificates for shares of Common Stock and new Warrants.

(b) Cashless Exercise. The Holder hereof may elect to exercise this Warrant, in whole or in part, and to receive, without the payment by such Holder of any additional cash or other consideration (the “Cashless Exercise”), Warrant Shares equal to the value of this Warrant or any portion hereof by surrendering this Warrant, along with the Notice of Exercise providing such number of Warrant Shares to be surrendered in the Cashless Exercise, to the address provided above in Section 1.3(a). The Company shall then issue to the Holder such number of validly issued, fully paid and non-assessable Warrant Shares as is computed using the following formula:

X = Y (A-B)

        A

where X =	the number of shares of Common Stock to be issued to the Holder pursuant to this Section 1.3(b).

Y =	the number of Warrant Shares to be surrendered according to the Notice of Exercise delivered to the Company pursuant to this Section 1.3(b).

A =	the Fair Market Value of one share of Common Stock at the time the Notice of Exercise is made pursuant to this Section 1.3(b).

B =	the Exercise Price in effect under this Warrant at the time the Notice of Exercise is made pursuant to this Section 1.3(b).

The term “Fair Market Value” of a share of Common Stock shall mean the fair market value of a share which shall be, at any time such security is listed or traded on any securities exchange or quoted in an over-the-counter market, (i) the average of the closing prices of sales of Common Stock on all securities exchanges, automated quotation systems or markets on which the Common Stock may at the time be listed or traded, or, if there have been no sales reported on any day, the average of the highest bid and lowest asked prices on all such exchanges, systems or markets at the end of such day, or (ii) if on any day such security is not so listed and is instead quoted in the over-the-counter market, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each of (i) and (ii) of this paragraph, averaged over a period of the 20 consecutive trading days prior to the day as of which the Fair Market Value is being determined, or in the case of a Reorganization, as defined in Section 2.4 below, averaged over a period of the 20 consecutive trading days prior to the date such Reorganization closes.

Upon receipt of the executed Notice of Exercise by the Company, the Holder shall be deemed to be the holder of record of such Warrant Shares to be issued pursuant to the Cashless Exercise, notwithstanding that the Company’s stock transfer books may be closed or that certificates representing such Warrant Shares have not been issued or delivered to the Holder.

The Company shall, as promptly as practicable after completion of the exercise of the Warrant as specified in this Section 1.3(b), cause to be executed, and delivered to the Holder exercising such Warrants, a certificate representing the aggregate number of Warrant Shares calculated pursuant to the Cashless Exercise formula described above. Each certificate so delivered shall be in such denomination as may be requested by the Holder and shall be registered in the name of the Holder. If this Warrant shall have been exercised only in part, then the Company shall, at the time of delivery of said certificate or certificates, also deliver to the Holder a new Warrant evidencing the remaining outstanding unexercised balance of Warrant Shares. The Company shall pay all expenses, stock transfer taxes and other charges payable in connection with the preparation, execution and delivery of such certificates for shares of Common Stock and new Warrants.

(c) Exercise by Exchange of Subordinated Notes. For so long as the Holder continues to hold 9.5% Subordinated Notes due 2018 issued pursuant to the Purchase Agreement (the “Subordinated Notes”), the Holder hereof may elect to exercise this Warrant, in whole or in part, by delivering to the Company at the above address that portion of the Subordinated Notes which has an outstanding principal balance, plus unpaid interest for the latest calendar quarter for which interest is due thereunder (the “Note Exchange Value”), equal to the aggregate Exercise Price of the Warrant Shares being purchased upon such exercise (the “Note Exchange”). The Company shall then issue to Holder such number of validly issued, fully paid and non-assessable Warrant Shares as equals the aggregate Note Exchange Value of the Subordinated Notes submitted in exchange for exercise of the Warrant, or portion thereof, divided by the Exercise Price of such Warrant.

Upon receipt of the Holder’s executed Notice of Exercise with respect to that portion of the Subordinated Notes to be exchanged in connection with the exercise of the Warrant, the Holder shall be deemed to be the holder of record of such Warrant Shares to be issued pursuant to the Note Exchange, notwithstanding that the Company’s stock transfer books may be closed or that certificates representing such Warrant Shares have not been issued or delivered to the Holder.

The Company shall, as promptly as practicable after completion of the actions specified in this Section 1.3(c), cause to be executed and delivered to the Holder, a certificate representing the aggregate number of Warrant Shares calculated pursuant to the Note Exchange. Each certificate so delivered shall be in such denomination as may be requested by the Holder and shall be registered in the name of the Holder. If this Warrant shall have been exercised only in part, then the Company shall, at the time of delivery of said certificate or certificates, also deliver to the Holder a new Warrant evidencing the remaining outstanding unexercised balance of Warrant Shares and cause SIHC to execute and deliver new Subordinated Notes representing the balance of the debt held by Holder and not exchanged pursuant to the Note Exchange. The Company shall pay all expenses, stock transfer taxes and other charges payable in connection with the preparation, execution and delivery of such certificates for Warrant Shares, new Warrant certificates and the new Subordinated Note.

1.4. Restrictive Legend. Each certificate for Warrant Shares shall contain the following legend, unless and until such Warrant Shares have been registered for resale under the Securities Act of 1933, as amended (the “Securities Act”), or are freely tradable under Rule 144 promulgated under the Securities Act (“Rule 144”).

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES, OR “BLUE SKY,” LAWS OF ANY STATE OR OTHER DOMESTIC OR FOREIGN JURISDICTION. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION AND NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO A REGISTRATION STATEMENT IN EFFECT UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO SECURITY BANK CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE FOR SUCH TRANSACTIONS UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS.”

SECTION 2. ADJUSTMENTS

2.1. Warrant and Exercise Price Adjustments.

(a) If at any time the Company shall:

(i) establish a record date for the determination of holders of record of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, additional shares of Common Stock,

(ii) subdivide, split or reclassify its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

(iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (I) the Warrant Shares for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of Warrant Shares that a record holder of the same number of Warrant Shares for which this Warrant is exercisable immediately prior to the occurrence of such event would be entitled to receive after such event, and (II) the Exercise Price shall be adjusted to equal (x) the Exercise Price multiplied by the Warrant Shares for which this Warrant is exercisable immediately prior to the adjustment, divided by (y) the Warrant Shares for which this Warrant is exercisable immediately after such adjustment.

(b) For a period of 18 months following the date this Warrant was originally issued, in the event that the Company sells or issues shares of Common Stock at a price less than the Exercise Price in effect immediately prior to such sale or issuance, or the Company fixes a record date for the issuance to holders of its Common Stock of rights, options, warrants or convertible or exchangeable securities generally entitling such holders to subscribe for or purchase shares of Common Stock at a price per share less than the Exercise Price in effect immediately prior to such record date, then the Exercise Price shall be reduced immediately thereafter so that it shall equal the price at which such shares of Common Stock are sold or issued or the exercise price established for rights, options, warrants or convertible or exchangeable securities that entitle such holders to subscribe for or purchase shares of Common Stock, as applicable; provided, however, that the Exercise Price shall not be adjusted as a result of grants pursuant to any existing employee benefit, option or stock plan maintained by the Company for the benefit of the Company’s and its subsidiaries’ employees, including its Employee Stock Purchase Plan.

(c) In addition to any other adjustments to the Exercise Price provided for herein, for each calendar quarter for which interest payments due and payable on the Subordinated Notes are either (i) not paid when and as required by Section 1.2(A) of the Purchase Agreement or (ii) deferred by SIHC pursuant to Section 1.2(E) of the Purchase Agreement, then in each case such Exercise Price per Warrant Share shall be reduced by $0.075.

2.2. Adjustment Procedures. The following provisions shall be applicable to adjustments to be made pursuant to Section 2.1 hereof:

(a) When Adjustments to be Made. The adjustments required by this Section 2 shall be made whenever and as often as any event requiring an adjustment shall occur. For the purpose of any such adjustment, any event shall be deemed to have occurred at the close of business on the date of its occurrence.

(b) Fractional Interests. In computing adjustments under this Section 2, fractional interests in the Common Stock shall be taken into account to the nearest 1/10th of a Share. In no event, however, shall fractional interests or scrip representing fractional interests be issued upon the exercise of this Warrant. In lieu thereof, a cash payment shall be made to the Holder in an amount equal to such fraction multiplied by the Fair Market Value per share of Common Stock.

(c) When Adjustment Not Required. If the Company shall establish a record date for the determination of the holders of record of the Common Stock for the purpose of entitling such holders to receive a dividend payable in Common Stock and shall, thereafter and before the distribution to shareholders thereof, legally abandon its plan to pay or deliver such dividend, then no adjustment shall be required by reason of the establishment of such record date and any such adjustment previously made in respect thereof shall be rescinded and annulled.

2.3. Reorganization, Reclassification, Merger, Consolidation or Share Exchange.

(a) If the Company at any time (i) reorganizes or reclassifies its outstanding shares of Common Stock (other than a change in par value, or from no par value to par value, or from par value to no par value, or as a result of a subdivision or combination) or consolidates with, merges into, or effects a share exchange with another corporation or entity (where the Company is not the continuing corporation after such merger, consolidation or other transaction), (ii) sells, transfers or leases all or substantially all of the assets of the Company, whether in one transaction or a series of transactions, to another corporation or entity or (iii) effects a Change in Control (as defined in Section 2.3(b)), (each a “Corporate Change”) then the Holder shall thereafter be entitled to receive upon exercise of this Warrant in whole or in part, the same kind and number of shares of capital stock and other securities, cash or other property (and upon the same terms and with the same rights) as would have been distributed to the Holder upon consummation of such Corporate Change had the Holder exercised this Warrant immediately prior to the occurrence of such transaction (subject to subsequent adjustments under this Section 2), and the Exercise Price shall be adjusted appropriately to reflect such action and adjustment. If any Corporate Change set forth in this Section 2.3(a) results in a cash distribution in excess of the Exercise Price provided by this Warrant, then the Holder may, at the Holder’s option, exercise this Warrant without making payment of the Exercise Price, and in such case, the Company or its successors and assigns shall, upon distribution to such Holder, deduct the aggregate Exercise Price from the cash payable to such Holder in full payment of the Exercise Price, and pay the balance of the distribution to such Holder.

(b) For purposes of this Warrant, a “Change in Control” shall be deemed to have occurred if (i) one or more of the Company’s subsidiary banks are involved in a merger, consolidation, statutory share exchange, spin off, or split off or is a party to a sale of all or substantially all of its assets in a single transaction or series of transactions in which 25% or more of the consolidated assets of the Company’s subsidiary banks, calculated as of the most recent month end, are no longer owned or controlled by the Company or SIHC (individually and collectively, a “Reorganization”); (ii) the Company or SIHC is party to a Reorganization as a result of which the Company no longer owns 100% of SIHC’s capital stock of all classes and series (including, for the purposes of this provision, all securities or instruments exercisable, convertible or exchangeable for such capital stock); or (iii) any “person” (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or persons acting together or in concert (including any “group”), shall become the beneficial owner (as defined in Rule 13(d) under the Exchange Act), individually or collectively, of securities of the Company or SIHC, or of one or more of the Company’s subsidiary banks that constitute, at any month end, 25% or more of the Company’s consolidated assets, or of securities or instruments exercisable, convertible or exchangeable for such securities, representing 25% or more of the voting power of either any individual class of securities or of any classes which vote together with the Company’s or SIHC’s, or of one or more of the Company’s subsidiary banks that constitute, at any month end, 25% or more of the Company’s consolidated assets, then outstanding securities.

(c) Notwithstanding anything herein to the contrary, the Company will not effect, and will not permit its subsidiaries to effect, any Corporate Change unless prior to the consummation thereof, the person, corporation or other entity that may be required to deliver any shares of capital stock, other securities, cash or property upon the exercise of this Warrant shall agree by an instrument in writing to be bound by this Warrant and to deliver such shares of capital stock, other securities, cash or property to the Holder.

2.4. Covenants. The Company covenants and agrees as follows:

(a) This Warrant has been duly authorized and validly issued, is not subject to assessment and has not been issued in violation of any preemptive rights. All Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and validly issued, will not be subject to assessment and will not be issued in violation of any preemptive rights.

(b) The Company represents, warrants and covenants that during the entire period this Warrant is outstanding and any part thereof remains unexercised, it has reserved and will at all times maintain and reserve a sufficient number of its authorized and unissued shares of Common Stock to provide for the issuance of Common Stock upon the exercise of this Warrant in full.

(c) The Company shall not effect any action, including closing its books against the transfer of this Warrant or of any shares of Common Stock issuable upon exercise of this Warrant in any manner, that interferes with the timely exercise of the Warrant in accordance with the express terms of this Warrant and the Purchase Agreement.

(d) The Company shall assist and cooperate with the Holder in making any required governmental filings or obtaining any required governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

SECTION 3. OWNERSHIP AND TRANSFER.

3.1. Ownership. The Company may deem and treat the person in whose name this Warrant is registered as the sole Holder and the sole owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant to the Company for registration of transfer in accordance with its terms.

3.2. Replacement. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction of this Warrant, and of indemnity and/or security reasonably satisfactory to it, or upon surrender of this Warrant if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any transfer or replacement. Except as otherwise provided above in the case of the loss, theft or destruction of a Warrant, the Company shall pay all expenses, taxes and other charges payable in connection with any transfer or replacement of this Warrant.

3.3. Restrictions on Transfer.

(a) For a period of one (1) year following the date this Warrant was originally issued, the Holder shall not sell, transfer, assign, hypothecate, convey, pledge, distribute or otherwise dispose of this Warrant or any of the Warrant Shares acquired by the exercise of this Warrant.

(b) The Holder understands, acknowledges and agrees that (i) this Warrant and the Warrant Shares into which they are exercisable have not been, and the Warrant and the Warrant Shares into which they are exercisable (except as may be set forth in the Registration Agreement provided for pursuant to the Purchase Agreement with respect to the Warrant Shares) will not be, registered under the Securities Act or any state securities laws, and may not be, except as identified in paragraph (c) below, sold, offered for sale, pledged, hypothecated, transferred, assigned or otherwise disposed of unless (A) subsequently registered thereunder, or (B) pursuant to an exemption from such registration, and (ii) any sale of the Warrant or the Warrant Shares into which they are exercisable made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Warrant or the Warrant Shares into which they are exercisable may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder.

(c) Notwithstanding paragraphs (a) and (b) above, the Holder may sell, assign, transfer, convey, hypothecate, pledge, distribute and deliver the Warrant and the Warrant Shares into which they are exercisable to one or more Permitted Transferees (as defined below), so long as such Permitted Transferees agree in writing to be bound by the terms and provisions of this Warrant.

(i) For purposes of the foregoing, “Permitted Transferee” shall mean with respect to a Person, its Affiliates, partners, retired partners, managers, retired managers, members, retired members and shareholders and the immediate family members of any such partners, managers, members and shareholders.

(ii) For purposes of the foregoing, the “Affiliate” of a Person means any other Person that directly or indirectly controls, is controlled by or is under common control with, the Person or any of its subsidiaries. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. With respect to a natural person, such natural person’s Affiliates shall also include such natural person’s spouse, and their siblings, parents and lineal descendants.

(iii) For purposes of the foregoing, the term “Person” shall mean any individual, partnership, corporation, limited liability company, trust or other entity of any kind, whether domestic or foreign.

(d) Any attempted sale, assignment, transfer, conveyance, pledge, hypothecation or other disposition of this Warrant or the Warrant Shares into which they are exercisable contrary to this Section 3.3, and the levy of any execution, attachment or similar process upon this Warrant or the Warrant Shares into which they are exercisable shall be void ab initio.

(e) Subject to the provisions of this Section 3.3, this Warrant is transferable, in whole or in part, when the Holder shall surrender this Warrant with a properly executed assignment to the Company at its principal office (or any other such office or agency as identified by the Company) whereupon the Company will forthwith issue and deliver, upon the order of the Holder, a new Warrant, registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

SECTION 4. MISCELLANEOUS.

4.1 No Rights as Shareholder; Limitation of Liability. This Warrant shall not entitle the Holder to any of the rights of a shareholder of the Company prior to exercise of this Warrant, and then only as to the Warrant Shares issuable as a result of such exercise of the Warrant. No Holder of a Warrant shall have liability or obligation as a shareholder as a result of holding this Warrant.

4.2 Holder Entitled to Benefits of Other Agreements. This Warrant has been issued pursuant to the Purchase Agreement and the related Transaction Documents (as defined in the Purchase Agreement), including the Registration Agreement (the “Registration Agreement”), that are included as exhibits thereto. The Holder of this Warrant is entitled to the benefits of the Purchase Agreement and the Registration Agreement.

4.3 No Dilution or Impairment. The Company will not, by amendment of its articles of incorporation or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the holders of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of all Warrants at the time outstanding, and (b) will take no action to amend its articles of incorporation or bylaws that would change to the detriment of the holders of Common Stock (whether or not any Common Stock be at the time outstanding) the dividend or voting rights of the Common Stock.

4.4 Amendment and Waiver. This Warrant may only be modified or amended and any provision hereof only may be waived by a writing executed by the Company and upon the written consent of the holders holding a majority of the Warrants issued pursuant to the Purchase Agreement based on the number of Warrant Shares to which holders are then entitled.

4.5 Successors and Assigns. This Warrant shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns permitted hereunder, and no other parties shall have any rights hereunder.

4.6 Governing Law, etc. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York). Any action or proceeding with respect to this Warrant shall be brought exclusively in any state or federal court in New York City, New York. The parties waive any right to a jury trial.

4.7 Entire Agreement. This Warrant, the Purchase Agreement and the Registration Agreement, and any other documents and instruments referred to herein or therein, constitute the entire agreement between the parties hereto with respect to the transactions contemplated hereunder and supersede all prior arrangements or understandings with respect thereto, written or oral.

4.8 Other Provisions. The maximum number of Warrant Shares that the Company may issue, in the aggregate, to Holders of Warrants is limited to 19.99% of the outstanding shares of Common Stock, unless the Company obtains shareholder approval as required by Nasdaq Marketplace Rule 4350 (the “Nasdaq Rule”). To the extent that the maximum number of Warrant Shares issuable pursuant to exercise of all Warrants issued in connection with the Purchase Agreement exceeds 19.99% of the outstanding shares of Common Stock and would require shareholder approval under the Nasdaq Rule, which shareholder approval has not been obtained, the Company shall issue cash to the holders of the Warrants at the time of exercise equal to the difference between the Exercise Price and the Fair Market Value at the time the Notice of Exercise is given, multiplied by the number of Warrant Shares that cannot be exercised for Warrant Shares because of the limitation under the Nasdaq Rule. The Company shall provide the Holders of Warrants with all calculations under this Section 4.8, and provide such Holders notice of the Company’s method of settlement upon receipt of a Notice of Exercise.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have set their hands as of the date first written above.

SECURITY BANK CORPORATION

By:
Name:	H. Averett Walker
Title:	President and Chief Executive Officer

THE HOLDER

Name:
Title:

SCHEDULE A

NOTICE OF EXERCISE

OF WARRANT TO PURCHASE COMMON STOCK OF

SECURITY BANK CORPORATION

To: Security Bank Corporation

(1) The undersigned, the registered owner of this Warrant, hereby:

(i)	irrevocably elects to exercise the purchase rights represented thereby for, and to purchase as set forth in Section 1.3(a) thereunder, shares of Common Stock and herewith makes payment of $ therefor; or

(ii)	irrevocably elects to exercise without payment therefor the rights represented thereby to receive shares of Common Stock, calculated and made pursuant to the Cashless Exercise formula set forth in Section 1.3(b) thereunder; or

(iii)	irrevocably elects to exercise without cash payment the rights represented thereby to receive shares of Common Stock pursuant to a Note Exchange as provided in Section 1.3(c) thereunder.

(2) The undersigned requests that the certificates evidencing such shares of Common Stock be issued in the name of and be delivered to:

Name:

Address:

Social Security or
Tax I.D. Number:

and if such shares of Common Stock shall not be all of the Warrant Shares purchasable hereunder, that a new Warrant of like tenor for the balance of the Warrant Shares purchasable hereunder be delivered to the undersigned.

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(3) The undersigned confirms that the shares of Common Stock received pursuant to this Notice of Exercise are being acquired for the account of the undersigned for investment only and not with a view to, or in connection with, the distribution thereof and that the undersigned has no present intention of distributing such shares of Common Stock received.

Capitalized terms used herein but not otherwise defined shall have the meaning ascribed to such terms in the Warrant to Purchase Shares of Common Stock of Security Bank Corporation.

Dated:

NAME OF HOLDER

By:
Name:
Title:

SUBSTITUTE FORM W-9

Under the penalties of perjury, I certify that:

(1) the Social Security Number or Taxpayer Identification Number given above is correct; and

(2) I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or because the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

Important Instructions: You must cross out #2 above if you have been notified by the Internal Revenue Service that you are subject to backup withholding because of under reporting interest or dividends on your tax return and if you have not received a notice from the Internal Revenue Service advising you that backup withholding due to notified payee under reporting has terminated. For additional instructions, please refer to the attached “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.”

Signature1:

Date:

[1]

If a corporation, please sign in full corporate name by president or other authorized officer. When signing as officer, attorney, custodian, trustee, administrator, guardian, etc., please give your full title as such. In case of joint tenants, each person must sign.

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THIS NOTICE OF EXERCISE SHALL NOT BE GIVEN EFFECT

BY THE COMPANY UNLESS THE HOLDER OF THE UNDERLYING

WARRANT HAS PROPERLY COMPLETED AND SIGNED BOTH

THE NOTICE OF EXERCISE FORM AND THE SUBSTITUE FORM W-9.

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